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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    December 23, 1999


                                PSH Master L.P. I
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     0-16840                        31-1204568
(State or Other            (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

             P.O. Box 18035
             Columbus, Ohio                                          43218
  (Address of Principal Executive Offices)                         (Zip Code)


                                 (614) 227-4235
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

On December 23, 1999, PSH Master L.P. I (the "Partnership") announced that it would make a final distribution to holders of Units of Limited Partner Interest as of December 28, 1999 in the aggregate amount of $950,000. The Partnership expects to make the distribution and make filings necessary to cancel the Partnership's existence on or about December 30, 1999. The press release announcing the final distribution and the termination of previously announced litigation is filed as Exhibit 99.

ITEM 7.  EXHIBITS

         99.      Press Release




                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 1999                 PSH MASTER L.P. I


                                         By:  PC Development Limited Partnership
                                              General Partner


                                         By:  PH Management Company
                                              General Partner


                                         By:  /s/  Stephen C. Denz
                                              ----------------------------------
                                              Stephen C. Denz,
                                              Controller and Secretary of
                                              PH Management Company